UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

CDK Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36486	46-5743146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road,
Hoffman Estates, Illinois, 60169

(Address of Principal Executive Offices) (Zip Code)

(847) 397-1700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	CDK	NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer (principal accounting officer)

On February 22, 2021, CDK Global, Inc. (the “Company”) appointed Neil Fairfield, 45, as Vice President, Corporate Controller and Chief Accounting Officer, effective March 8, 2021 (the “Transition Date”). Mr. Fairfield succeeds Jennifer A. Williams, who will resign as Corporate Controller and Chief Accounting Officer effective as of the Transition Date.

Mr. Fairfield has over 20 years of finance experience with publicly traded companies. Most recently, Mr. Fairfield was with CDW Corporation (“CDW”) from June 2014 to December 2020, and served as CDW’s Vice President, Controller and Chief Accounting Officer from August 2015 through September 2020. Prior to CDW, Mr. Fairfield held various positions of increasing responsibility with HSBC Holdings plc from 2003 through 2014 and with JPMorganChase from 2000 through 2003. He is a member of the Institute of Chartered Accountants in England & Wales and holds an FCA. Mr. Fairfield is a graduate of the University of Nottingham, where he earned a Bachelor of Arts degree in Law and Politics.

Mr. Fairfield will receive a base salary of $380,000 and an annual bonus target of 45% of his base salary under the Company’s incentive bonus plan prorated for fiscal 2021. Additionally, he will receive a one-time sign-on equity award of restricted stock units with a target value as of the grant date of $300,000, granted pursuant to the Company’s 2014 Omnibus Award Plan (the “Plan”). As a condition to his participation in the Plan, Mr. Fairfield will execute a Restrictive Covenants Agreement that includes twelve-month noncompetition and nonsolicitation restrictions and provisions regarding confidentiality.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2021	CDK Global, Inc.
	By:	/s/ LEE J. BRUNZ Lee J. Brunz Executive Vice President, General Counsel and Secretary